Income Taxes - Schedule of Significant components of the Company's deferred tax assets and liabilities (Detail) - ColdQuanta Inc dba Infleqtion [Member] - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$ 21,930	$ 13,726
Capitalized §174 R&D expense	13,983	11,883
Stock-based compensation expense	817	1,137
Research and development credits	391	391
Operating lease ROU liability	182	793
Plant, Property, & Equipment	104	137
Other	259	155
Total deferred tax assets	37,666	28,222
Valuation allowance	(37,646)	(27,490)
Total deferred tax assets net of valuation allowance	20	732
Deferred tax liabilities:
Operating lease ROU asset	0	(700)
Other	(20)	(32)
Total deferred tax liabilities	(20)	(732)
Net deferred tax assets	$ 0	$ 0